SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2007
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             Wachovia Bank Commercial Mortgage Trust Series 2007-C30
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                         (Exact name of issuing entity)

                       Wachovia Bank, National Association
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               (Exact name of sponsor as specified in its charter)

                      Artesia Mortgage Capital Corporation
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               (Exact name of sponsor as specified in its charter)

                  Wachovia Commercial Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)

      North Carolina              333-131262-06               56-1643598
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      (State or other        (Commission File Number        (I.R.S. Employer
      jurisdiction of           of issuing entity)       Identification No. of
     incorporation of                                         Registrant)
        Registrant)


301 South College Street, Charlotte, North Carolina              28288-0166
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(Address of principal executive offices of Registrant)           (Zip Code)

Registrant's telephone number, including area code:  (704) 374-6161
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

            On March 28, 2007, a single series of mortgage pass-through certificates, entitled Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, and dated as of March 1, 2007, among Wachovia Commercial Mortgage Securities, Inc., as depositor (the "Registrant"), Wachovia Bank, National Association ("Wachovia"), as master servicer, CWCapital Asset Management LLC, as special servicer, and Wells Fargo Bank, N.A., as trustee. The Certificates consist of thirty-two classes (each, a "Class") of Certificates, fourteen of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the "Class A-PB Certificates", the "Class A-5 Certificates", the "Class A-1A Certificates", the "Class A-M Certificates", the "Class A-J Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates" and the "Class F Certificates" (collectively, the "Offered Certificates"); and eighteen of which classes are designated as the "Class A-MFL Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class O Certificates", the "Class P Certificates", the "Class Q Certificates", the "Class S Certificates", the "Class X-P Certificates", the "Class X-C Certificates", the "Class X-W Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class Z Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of 263 commercial or multifamily mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $7,903,498,737. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "Wachovia Mortgage Loans") were acquired by the Registrant from Wachovia Bank, National Association pursuant to a mortgage loan purchase agreement, dated as of March 1, 2007, between the Registrant and Wachovia (the "Wachovia Mortgage Loan Purchase Agreement"), certain of the mortgage loans (the "Artesia Mortgage Loans") were acquired by the Registrant from Artesia Mortgage Capital Corporation ("Artesia") pursuant to a mortgage loan purchase agreement, dated as of March 1, 2007, among the Registrant and Artesia (the "Artesia Mortgage Loan Purchase Agreement") and a certain mortgage loan (the "Column Mortgage Loan") was acquired by the Registrant from Column Financial, Inc. ("Column" and, together with Wachovia and Artesia, the "Sellers") pursuant to a mortgage loan purchase agreement, dated as of March 1, 2007, among the Registrant and Column (the "Column Mortgage Loan Purchase Agreement"). The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to Wachovia, Artesia and Column was derived from the sale of Certificates by the Registrant to Wachovia Capital Markets, LLC ("Wachovia Securities"), Credit Suisse Securities (USA) LLC ("Credit Suisse"), Goldman, Sachs & Co. ("Goldman") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill") pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated March 14, 2007, among the Registrant, Wachovia, Wachovia Securities, Credit Suisse, Goldman and Merrill (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated March 14, 2007, among the Registrant, Wachovia and Wachovia Securities (pertaining to the Private Certificates). The Registrant is a wholly-owned limited purpose finance subsidiary of Wachovia. On March 28, 2007, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling and Servicing Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated March 14, 2007 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements - Not Applicable

(b)  Pro Forma Financial Information - Not Applicable

(c)  Shell Company Transactions - Not Applicable

(d)  Exhibits


Item 601(a) of
Regulation S-K
Exhibit No.     Description
--------------  -----------

(1.1) Underwriting Agreement, dated March 14, 2007, among Wachovia Commercial Mortgage Securities, Inc., Wachovia Bank, National Association, Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.

(4.1) Pooling and Servicing Agreement, dated as of March 1, 2007, among Wachovia Commercial Mortgage Securities, Inc., as depositor, Wachovia Bank, National Association, as master servicer, LNR Partners, Inc., as special servicer and Wells Fargo Bank, N.A., as trustee.

(8.1) Opinion of Cadwalader, Wickersham & Taft LLP, dated as of March 28, 2007, relating to validity and tax matters.

(99.1) Mortgage Loan Purchase Agreement, dated as of March 1, 2007, between Wachovia Commercial Mortgage Securities, Inc. and Wachovia Bank, National Association.

(99.2) Mortgage Loan Purchase Agreement, dated as of March 1, 2007, between Wachovia Commercial Mortgage Securities, Inc. and Artesia Mortgage Capital Corporation.

(99.3) Mortgage Loan Purchase Agreement, dated as of March 1, 2007, between Wachovia Commercial Mortgage Securities, Inc. and Column Financial, Inc.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   WACHOVIA COMMERCIAL MORTGAGE SECURITIES,
                                      INC.


                                   By: /s/ H. Royer Culp, Jr.
                                      --------------------------------------
                                       Name:   H. Royer Culp, Jr.
                                       Title:  Vice President

Date: April 11, 2007

                                Exhibit Index


Item 601(a) of
Regulation S-K                                              Paper (P) or
Exhibit No.     Description                                 Electronic (E)
-----------     -----------                                 --------------

1.1             Underwriting Agreement                      E

4.1             Pooling and Servicing Agreement             E

8.1             Opinion of Cadwalader, Wickersham & Taft    E
                LLP, dated as of March 28, 2007,
                relating to validity and tax matters

99.1            Wachovia Mortgage Loan Purchase Agreement   E

99.2            Artesia Mortgage Loan Purchase Agreement    E

99.3            Column Mortgage Loan Purchase Agreement     E